UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 30, 2017
(Date of Earliest event reported)

FIRST NORTHERN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707
(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

 (707) 678-3041
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 30, 2017, First Northern Community Bancorp issued a press release concerning financial results for the 4th quarter of 2016, a copy of which is included as ITEM 9.01  (c) Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01.  The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

ITEM 7.01  REGULATION FD DISCLOSURE

On January 30, 2017, First Northern Community Bancorp issued a press release concerning financial results for the 4th quarter of 2016, a copy of which is included as ITEM 9.01 (c)  Exhibit 99.1 and incorporated herein by reference in both ITEM 2.02 and ITEM 7.01 in accordance with SEC Release No. 33-8216.

ITEM 8.01  OTHER EVENTS

On January 30, 2017 the Board of Directors declared a 4% stock dividend, payable March 31, 2017 to shareholders of record as of February 28, 2017.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1 Earnings Press Release, dated January 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
Senior Executive Vice President/
Chief Operating Officer/Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Earnings Press Release, dated January 30, 2017

EXHIBIT 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

Contact:         Louise A. Walker                                                   January 30, 2017
President & Chief Executive Officer
First Northern Community Bancorp
& First Northern Bank
P.O. Box 547
Dixon, California
(707) 678-3041

First Northern Community Bancorp Reports Fourth Quarter 2016 Earnings Net Income of $2.3 Million for Quarter
Fourth Quarter Diluted Earnings per Share Up 25%
4% Stock Dividend Declared

Dixon, Calif.—First Northern Community Bancorp (the "Company," ticker symbol FNRN: OTCQB), holding company for First Northern Bank ("First Northern" or the "Bank"), today announced earnings through the fourth quarter of 2016. Louise Walker, President and Chief Executive Officer, stated, "The Company reported net income of $8.1 million for the twelve months ended December 31, 2016, up 17.4% compared to net income of $6.9 million reported for the same period last year. Diluted earnings per share for the twelve months ended December 31, 2016 was $0.73, up 17.7% compared to diluted earnings per share of $0.62 for the same period last year."

Net income for the quarter ended December 31, 2016 was $2.3 million, up 27.8% compared to net income of $1.8 million reported for the same period last year. Diluted earnings per share for the three months ended December 31, 2016 was $0.20, up 25.0% compared to diluted earnings per share of $0.16 for the same period last year.

Total assets at December 31, 2016 were $1.17 billion, an increase of $122.1 million, or 11.7%, compared to December 31, 2015. Total deposits of $1.06 billion increased $115.6 million, or 12.2%, compared to December 31, 2015. During the same period, total net loans (including loans held-for-sale) increased $66.9 million, or 11.0%, to $673.1 million. The Company continued to be "well capitalized" under regulatory definitions, exceeding the 10% total risk-based capital ratio threshold at December 31, 2016.

At its regular meeting on January 26, 2017, the Board of Directors of the Company declared a 4% stock dividend, payable March 31, 2017 to shareholders of record as of February 28, 2017. All income per share amounts have been adjusted to give retroactive effect to the stock dividend.

Further commenting on the Company's financial results, Walker stated, "I am pleased to report First Northern Community Bancorp has delivered another solid year in 2016. Our financial results were a culmination of strong organic growth across all business lines, our healthy asset quality, our discipline to control expenses, and our reputation in the business community, allowing us to attract new clients in an ever-competitive marketplace. That being said, we continue to invest in our franchise, namely our technology infrastructure and branch modernizations, both strategies we believe are essential for our future success."

First Northern Bank is an independent community bank that specializes in relationship banking. The Bank, headquartered in Solano County since 1910, serves Solano, Yolo, Sacramento, Placer, Contra Costa County and the west slope of El Dorado County. Experts are available in small-business, commercial, real estate and agribusiness lending, as well as mortgage loans. The Bank is an SBA Preferred Lender. Non-FDIC insured Investment and Brokerage Services are available at every branch location, including Auburn, Davis, Dixon, Fairfield, Roseville, Sacramento, West Sacramento, Vacaville, Winters, and Woodland. The Bank has a full-service Trust Department in Sacramento and a commercial lending office in Walnut Creek. Real estate mortgage and small-business loan officers are available by appointment in any of the Bank's branches. First Northern is rated as a Veribanc "Blue Ribbon" Bank for the earnings period of September 30, 2016 (www.veribanc.com). The Bank can be found on the Web at www.thatsmybank.com, on Facebook and on LinkedIn.

Forward-Looking Statements
This press release may include certain "forward-looking statements" about First Northern Community Bancorp and its subsidiaries (the "Company"). These forward-looking statements are based on management's current expectations, including but not limited to statements about market conditions and current expectations about strategic focus and investments, and are subject to certain risks, uncertainties and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about these risk factors is contained in the Company's most recent reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ materially from those contained in the forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, and any reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made. For further information regarding the Company, please read the Company's reports filed with the SEC and available at www.sec.gov.
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